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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2003


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2003, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2003-UP3)


                       Citigroup Mortgage Loan Trust Inc.
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             (Exact name of registrant as specified in its charter)
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        Delaware                      333-107958           01-0791848
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

390 Greenwich Street
New York, New York                                  10013
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)    Not applicable

            (b)    Not applicable

            (c)    Exhibits:

                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.                   Description
-----------            --------------                -----------

1                      5.1, 8.1, 23.1                Opinion and Consent of
                                                     Thacher Proffitt & Wood LLP











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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2003


                                               CITIGROUP MORTGAGE LOAN TRUST
                                               INC.


                                               By:      /s/ Matt Bollo
                                                   -----------------------------
                                               Name:  Matt Bollo
                                               Title: Assistant Vice President









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                                  EXHIBIT INDEX


                     Item 601(a) of
Exhibit              Regulation S-K
Number               Exhibit No.                  Description
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1                    5.1, 8.1, 23.1               Opinion and Consent of Counsel